UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 9, 2025
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Sable Offshore Corp.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40111 (Commission File Number)	85-3514078 (I.R.S. Employer Identification Number)

845 Texas Avenue, Suite 2920
Houston, TX		Houston, TX 77002
(Address of principal executive offices)		(Zip code)
(713) 579-6161
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.0001	SOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On October 9, 2025, Sable Offshore Corp. (the “Company”) updated its Development and Production Plan for the Santa Ynez Unit (“DPP”) through submission to the U.S. Department of the Interior Bureau of Ocean Energy Management (“BOEM”).
In its updated submission to BOEM, Sable included information regarding execution of activities described in the approved DPP as well as additional operating information consistent with the long production history of the Santa Ynez Unit utilizing offshore processing, storage and offloading crude oil described and reserved in the approved DPP.
Sable’s existing and approved DPP contemplates the option for Sable to utilize an Offshore Storage and Treating Vessel (“OS&T”) to process production from the Santa Ynez Unit, with produced oil loaded into shuttle tankers in federal waters off the coast of Santa Barbara and sold at various refineries outside of California as an alternative to supplying California refineries through the fully restored and hydrotested onshore Las Flores Pipeline System.
Sable continues to work diligently with the State of California to safely and responsibly resume petroleum transportation through the onshore Las Flores Pipeline System in accordance with the Federal Consent Decree. Continued delays in approving the restart plans for the Las Flores Pipeline System will cause Sable to fully pivot to its accelerated OS&T strategy.
The information contained in this 8-K is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission filings and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.
The information furnished pursuant to this Item 8.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sable Offshore Corp.

Date:	October 10, 2025	By:	/s/ Gregory D. Patrinely
		Name:	Gregory D. Patrinely
		Title:	Executive Vice President and Chief Financial Officer